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                                                                   EXHIBIT 10.56


CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. Sections 200.800(b)(4), 200.83 and 240.24b-2

                               FIRST AMENDMENT TO
              GENOMIC DATABASE COLLABORATION AND LICENSE AGREEMENT

       THIS FIRST AMENDMENT (the "First Amendment") to the Genomic Database Collaboration and License Agreement by and between GENE LOGIC INC. ("Gene Logic"), a Delaware corporation, located at 708 Quince Orchard Road, Maryland 20878, and N.V. ORGANON ("Organon"), a corporation organized under the laws of The Netherlands, located at Kloosterstraat 6, 5349 AB, Oss, The Netherlands, dated as of December 31, 1997 (the "Agreement") is entered into as of May 27, 1999. Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings given such terms in the Agreement.

       WHEREAS, Organon and Gene Logic under the Agreement anticipated development of a Research Database that would contain data derived from multiple tissue samples delivered by Organon to Gene Logic analyzed using a READS(TM) platform, in conjunction with the GeneExpress(TM) Normal database, for the identification of putative gene targets for the development and commercialization of pharmaceutical products;

       WHEREAS, such development was initially directed to the identification of gene targets in the fields of the [***] and [***]; and

       WHEREAS, the parties now wish to limit the scope of the Research Plan to gene target discovery in specific projects and therefore wish to amend the Research Plan, the term of the Research Program, and the rights to be obtained by the respective parties to the results of the work performed under the Research Plan and to agree upon the contribution of the parties to the further development and the consideration to be paid by the respective parties for the results obtained.

                                    AGREEMENT

       NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. EFFECTIVE DATE. Notwithstanding the provisions of Section 1.9 of the Agreement, for purposes of the Agreement and this First Amendment, the term "Effective Date" shall mean May 27, 1998.

2. AMENDMENT AND RESTATEMENT OF SECTION 2.1. Section 2.1 of the Agreement is hereby amended and restated in its entirety as follows:

       "2.1   UNDERTAKING AND SCOPE. During the 45 days after the Agreement
Date, Organon will work to develop a plan for the creation and use of the Research Database, with input as appropriate from Gene Logic. The RMC will review and, in its discretion, approve or modify the general direction of such plan. Such plan, as approved by the RMC for any year of the Research Program, is referred to herein as the "Research Plan." During the Research Term, at least 30 days before each of February 27, 2000 and 2001, Organon will propose to the RMC a Research Plan for the periods from February 27, 2000 to February 27, 2001 and from February 27, 2001 to

                                               *CONFIDENTIAL TREATMENT REQUESTED


                                       1.
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February 27, 2002, respectively, providing for such additional quantities and types of Samples to be analyzed and included in the Research Database during such period of the Research Program, with input as appropriate from Gene Logic, and the RMC shall review, modify if appropriate, and approve such Research Plan by February 27, 2000 or February 27, 2001, as applicable. At any time, the RMC may modify or amend any such Research Plan as appropriate or necessary to reflect the parties' experiences in performing the Research Program. Each party agrees to use all reasonable efforts to perform the activities detailed in the Research Plan in a professional and timely manner. The parties agree that the Research Program will not include any research, discovery or development activities primarily directed toward the discovery and characterization of genes associated with the indications listed on Schedule 2.1 and that the collaboration between the parties contemplated by this Agreement will not cover the indications listed on Schedule 2.1."

3. AMENDMENT AND RESTATEMENT OF SECTION 2.5. Section 2.5 of the Agreement is hereby amended and restated in its entirety as follows:

       "2.5.  TERM OF THE RESEARCH PROGRAM.

              (a) Work under the Research Program will commence as of the Effective Date and, unless terminated earlier by either party pursuant to the terms of this Agreement or extended by mutual agreement of the parties, will terminate upon expiration of the Research Term.

              (b) Organon may terminate the Research Term effective as of February 27, 2000 by providing written notice to Gene Logic no earlier than [***] and no later than [***] and paying Gene Logic [***] by February 27, 2000 in consideration of the rights granted to Organon under subsection (i) below. If Organon terminates the Research Term early pursuant to this Section 2.5(b), no payment shall be due to Gene Logic under Section 6.1(a)(ii). Upon early termination by Organon of the Research Term pursuant to this Section 2.5(b):

                     (i) Organon shall be entitled to retain all data and progeny derived from the Samples during the course of the Research Program in the [***] (the "[***]") and shall have the perpetual, exclusive, worldwide license to use the Research Database (as it exists at the time of such termination) in the [***] solely for its internal research purposes (which shall include rights under Section 5.3 to Gene Targets selected under the Agreement), subject only to the obligations of Organon to make the milestone and royalty payments described in Sections 6.3, 6.4 and 7; and

                     (ii)   all licenses granted to Gene Logic pursuant to
Section 5.7 shall remain in full force and effect, but shall exclude the [***]; and

                     (iii) Gene Logic shall be entitled to retain all data and progeny derived from the Samples during the course of the Research Program in the field of the [***] (the "[***]"), and Organon hereby grants to Gene Logic an exclusive, irrevocable, perpetual, worldwide, fully-paid license, with right to sublicense through multiple tiers of sublicense, under any Patent Rights and other proprietary rights Controlled by Organon covering any such data and progeny in the [***]. Organon's rights set forth in Sections 2.6 and 5.3 with respect to such data and progeny in the [***] will, however, remain unchanged in


                                               *CONFIDENTIAL TREATMENT REQUESTED
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effect until termination of the Research Term, and Organon's rights under
Section 5.3 with respect to any Gene Target selected under the Agreement shall continue following termination of the Research Term. By February 27, 2000, Gene Logic shall pay Organon [***] in consideration of the rights granted to Gene Logic under this Section 2.5(b)(iii).

              (c)    If Organon has not terminated the Research Term pursuant to
Section 2.5(b) above, Organon may terminate the Research Term after February 27, 2000 by providing 90 days' prior written notice to Gene Logic. Upon early termination by Organon of the Research Term pursuant to this Section 2.5(c):

                     (i)    all licenses granted to Organon pursuant to Section
5.1 and all licenses granted to Gene Logic pursuant to Section 5.2 shall terminate and be of no further force or effect;

                     (ii)   all licenses granted to Gene Logic pursuant to
Section 5.7 shall remain in full force and effect; and

                     (iii) Organon shall be entitled to retain all data and progeny derived from the Samples during the course of the Research Program and shall have a perpetual, non-exclusive, worldwide license (without the right to sublicense) to use the Research Database (as it exists at the time of such termination) solely for its internal research purposes (which shall include rights under Section 5.3 to Gene Targets selected under the Agreement), subject only to the obligations of Organon to make the milestone and royalty payments described in Sections 6.3, 6.4 and 7."

4. AMENDMENT TO ADD SECTION 2.7. Section 2 of the Agreement is hereby amended to add Section 2.7 as follows:

       "2.7   GENEEXPRESS(TM) NORMAL DATABASE. Gene Logic will provide Organon with access to the GeneExpress(TM) Normal Database in accordance with the terms of this Agreement when such database is made commercially available to other third parties. If Organon requires local access to the GeneExpress(TM) Normal Database, Organon will reimburse Gene Logic for the cost of all hardware (including, without limitation, the server) and software that may be required. The plan for access to the GeneExpress(TM) Normal Database and any associated equipment purchases must be approved in advance by Organon."

5. AMENDMENT AND RESTATEMENT OF SECTIONS 5.1 AND 5.2. Sections 5.1 and 5.2 of the Agreement are hereby amended and restated in their entirety as follows:

       "5.1 RESEARCH DATABASE AND GENEEXPRESS(TM) NORMAL DATABASE LICENSE TO ORGANON. Subject to the terms and conditions of this Agreement and except as provided in Section 2.1, Gene Logic hereby grants to Organon an exclusive, worldwide license to use the Research Database, together with a non-exclusive, worldwide license to use the GeneExpress(TM) Normal Database, in each case solely for its internal research purposes to identify Gene Targets during the Research Term. Organon will have no right to sublicense to Third Parties under such rights and shall not provide the Research Database, the Gene Express(TM) Normal Database or any Gene Logic Technology or Gene Logic Software with respect thereto, to any Third Party (other


                                               *CONFIDENTIAL TREATMENT REQUESTED
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than consultants to whom disclosure is permitted under Section 8.3) without prior written consent of Gene Logic. Following the expiration of the Research Term, and provided Organon has paid to Gene Logic all of the Database Access Fees set forth in Section 6.1, Gene Logic hereby grants to Organon a perpetual, exclusive, worldwide license to use the Research Database solely for its internal research purposes, subject only to the obligations of Organon to make the milestone and royalty payments described in Sections 6.3, 6.4 and 7. Following early termination of the Research Term pursuant to Section 2.5(b), Organon shall have the license granted under Section 2.5(b)(i). Notwithstanding the foregoing, Organon may provide Gene Targets to a Third Party so long as Organon obtains Gene Logic's prior written approval of the provision of Gene Targets to such Third Party, which approval will not unreasonably be withheld, and any use of the Gene Targets by such Third Party is subject to all of the terms and conditions (including, without limitation, the economic terms) of this Agreement. Organon may elect to extend the term of the foregoing non-exclusive Gene Express(TM) Normal Database license following the expiration of the Research Term upon financial terms and other conditions mutually satisfactory to the parties by providing written notice of such election to Gene Logic at least 90 days prior to the date upon which such rights would otherwise expire.

       5.2 LICENSE OF SAMPLES TO GENE LOGIC. Organon grants to Gene Logic a non-exclusive, fully-paid, worldwide license to use and analyze the Samples provided by Organon and the data and progeny derived therefrom for purposes of the Research Program during the Research Term. Following early termination of the Research Term under Section 2.5(b), rights to data and progeny derived from the Samples in the course of the Research Program will be determined in accordance with Section 2.5(b)."

6. AMENDMENT AND RESTATEMENT OF SECTION 6.1. Section 6.1 of the Agreement is hereby amended and restated in its entirety as follows:

       "6.1   DATABASE ACCESS PAYMENTS TO GENE LOGIC. The following payments
("Database Access Fees") will be made to Gene Logic to defray research costs associated with creating the Research Database and analyzing Samples pursuant to the Research Plan:

              (a) Organon shall pay Gene Logic (i) [***] upon the Agreement Date and (ii) [***] on [***] if Gene Logic has developed a Research Database containing READS(TM) data for [***] Samples or [***] of such number of Samples supplied by Organon during the first year of the Research Term by such date. Organon shall not be required to make the payment required under Section 6.1(a)(ii) if Organon has terminated the Research Term effective as of February 27, 2000 pursuant to Section 2.5(b).

              (b) Organon shall pay Gene Logic [***] on [***]; provided that the Research Term has not been terminated pursuant to Section 2.5 prior to that date. In the event that the Research Term is terminated pursuant to Section 2.5 after February 27, 2000 but prior to [***], then Organon shall, within 10 business days following such termination, pay Gene Logic a pro rata portion of such [***] payment for such partial Research Term year, calculated by multiplying [***] by a fraction the numerator of which is the number of days from and including the first anniversary of the Effective Date through the effective date of such termination and the denominator of which is 365.


                                               *CONFIDENTIAL TREATMENT REQUESTED
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              (c)    Organon shall pay Gene Logic [***] on [***]; provided that the Research Term has not been terminated pursuant to Section 2.5 prior to that date. In the event that the Research Term is terminated pursuant to Section 2.5 after [***] but prior to [***], then Organon shall, within 10 business days following such termination, pay Gene Logic a pro rata portion of such [***] payment for such partial Research Term year, calculated by multiplying [***] by a fraction the numerator of which is the number of days from and including the second anniversary of the Effective Date through the effective date of such termination and the denominator of which is 365."

7. AMENDMENT TO ADD SECTION 6.2(d). Section 6.2 of the Agreement is hereby amended to add subsection (d) as follows:

       "(d)   No payment of financial support for the Research Program for Gene
Logic's Scientific FTEs will be due from Organon to Gene Logic pursuant to this
Section 6.2 for the period from [***] to [***]."

8. FURTHER AMENDMENT. The parties may further amend any of the terms and conditions of the Agreement, as amended by this First Amendment, in accordance with Section 12.11 of the Agreement.

9. SURVIVAL. In addition to the provisions set forth in Section 10.5 of the Agreement and Sections 2.5 (including the provisions therein that are contemplated to continue following the termination) shall survive any expiration or termination of the Agreement.

10. FULL FORCE AND EFFECT. Except as specifically amended by this First Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

11. GOVERNING LAW. This First Amendment shall be governed by and interpreted in accordance with the laws of the State of Maryland other than those provisions governing conflicts of law.

12. COUNTERPARTS. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                               *CONFIDENTIAL TREATMENT REQUESTED
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       IN WITNESS WHEREOF, the parties have executed this First Amendment on the day and year first written above.


N.V. ORGANON                          GENE LOGIC INC.



By: /S/ G B A STEELE                  By: /S/ MICHAEL BRENNAN
   -----------------------------         ----------------------------------
                                         Michael J. Brennan, M.D., Ph.D.
Name:   DRS G B A Steele                 Chief Executive Officer
     ---------------------------

Title:  Managing Director
      --------------------------


By: /s/ H J VERGOUWEN                 By: /s/ MARK D. GESSLER
   -----------------------------         ----------------------------------
                                         Mark D. Gessler
Name: DRS H J Vergouwen                  President, Chief Operating Officer
     ---------------------------         Chief Financial Officer

Title: Managing Director R&D
      --------------------------


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